                                                       Amendment #1
                                                          to the
                                                 AUTOMATIC AND FACULTATIVE
                                        YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                 EFFECTIVE January 1, 2000
                                                          Between
                                        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                       (THE COMPANY)
                                                            And
                                                AUSA LIFE INSURANCE COMPANY
                                                      (THE REINSURER)

The parties hereby agree to the following:

1.      SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic Issue
         Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 70,000,000                 $ 57,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 67,000,000                $ 54,000,000                 $ 32,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 44,000,000                $ 37,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 27,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 27,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 14,000,000                $ 12,000,000                  $ 7,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 7,000,000                 $ 6,000,000                   $ 3,800,000
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 65,000,000                 $ 49,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 57,000,000                $ 52,000,000                 $ 29,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 39,000,000                $ 36,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 25,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,000,000                $ 11,000,000                  $ 7,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 6,000,000                 $ 5,000,000                   $ 2,800,000
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 65,000,000                $ 60,000,000                 $ 47,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 52,000,000                $ 47,000,000                 $ 28,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 35,000,000                $ 34,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 22,000,000                $ 22,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 22,000,000                $ 22,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 11,000,000                $ 10,000,000                  $ 6,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,000,000                 $ 4,000,000                   $ 2,800,000
          =========== =============== ========================= ============================= ============================

         If both lives exceed Class H, there will be no automatic limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 44,000,000                $ 44,000,000                 $ 36,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 31,000,000                $ 31,000,000                 $ 25,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 21,000,000                $ 21,000,000                 $ 16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 13,000,000                $ 13,000,000                  $ 9,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 9,000,000                 $ 9,000,000                   $ 7,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 5,000,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 2,800,000                 $ 2,800,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 38,000,000                $ 38,000,000                 $ 30,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 28,000,000                $ 28,000,000                 $ 22,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 21,000,000                $ 21,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 12,000,000                $ 12,000,000                  $ 8,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 8,000,000                 $ 8,000,000                   $ 6,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 5,000,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,800,000                 $ 1,800,000                       None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 34,000,000                $ 34,000,000                 $ 26,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 27,000,000                $ 27,000,000                 $ 20,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 21,000,000                $ 21,000,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 12,000,000                $ 12,000,000                  $ 8,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 8,000,000                 $ 8,000,000                   $ 6,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 5,000,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,800,000                 $ 1,800,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
                                        Pref. Best - Class C            Class D - E              Greater than Class E
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 70            $ 10,000,000                $ 7,500,000                      None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 7,500,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 90                None                        None                         None
          =========== =============== ========================= ============================= ============================

         Non US/Canadian Residents

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
                                        Pref. Best - Class C            Class D - E              Greater than Class E
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 70            $ 20,000,000                $ 15,000,000                     None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 15,000,000                $ 10,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 90                None                        None                         None
          =========== =============== ========================= ============================= ============================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First
         Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 50,000,000                $ 40,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 30,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 2,500,000                 $ 1,000,000
          =========== =============== ========================= =============================

         If both lives exceed Class H, there will be no automatic acceptance limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                             Rating Class of Lesser Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 30,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 25,000,000                $ 15,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 20,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 2,500,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,000,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                 ============================================================
                                              Rating Class of Higher Rated Life
          ---------------------- ------------------------------------------------------------
          ====================== ==================== ================= =====================
          Issue Age of  Insured  Pref. Best - Class     Class D - E     Greater than Class E
                                          C
          ---------------------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 10,000,000        $ 7,500,000             None
                      ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      71 - 75        $ 7,500,000        $ 5,000,000             None
          ----------- ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      76 +              None                None                None
          =========== ========== ==================== ================= =====================

         Non US/Canadian Residents

                                 ============================================================
                                              Rating Class of Higher Rated Life
          ---------------------- ------------------------------------------------------------
          ====================== ==================== ================= =====================
          Issue Age of  Insured  Pref. Best - Class     Class D - E     Greater than Class E
                                          C
          ---------------------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      76 +              None                None                None
          =========== ========== ==================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life will not exceed the amounts in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 10,000,000                $ 8,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 8,000,000                 $ 4,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 6,000,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 3,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,000,000                  $ 500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 500,000                   $ 200,000
          =========== =============== ========================= =============================

         If both lives exceed Class H, there will be no automatic acceptance limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                              Rating Class of Less Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 6,000,000                 $ 4,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 5,000,000                 $ 3,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 4,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 1,000,000                  $ 500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 500,000                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 200,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                  ===========================================================
                                              Rating Class of Higher Rated Life
          ----------------------- -----------------------------------------------------------
          ======================= =================== ================== ====================
          Issue Age of  Insured      Pref. Best -        Class D - E     Greater than Class
                                       Class C                                    E
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:  18 - 70        $ 2,000,000         $ 1,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75        $ 1,500,000         $ 1,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 +               None               None                None
          =========== =========== =================== ================== ====================

         Non US/Canadian Residents

                                  ===========================================================
                                              Rating Class of Higher Rated Life
          ----------------------- -----------------------------------------------------------
          ======================= =================== ================== ====================
          Issue Age of  Insured      Pref. Best -        Class D - E     Greater than Class
                                       Class C                                    E
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:  18 - 70         $2,000,000         $ 1,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75        $ 1,500,000         $ 1,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 +               None               None                None
          =========== =========== =================== ================== ====================

2.       SCHEDULE A, Section 5, JUMBO LIMIT, shall be replaced by the following:

         JUMBO LIMIT:

         For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the following amounts:

         US/Canadian Residents- No Foreign Travel

          ===================== ======================== =============== ====================
                                 No Substandard Rating    Class A - E    Greater than Class
                                                                                  E
          ===================== ======================== =============== ====================
          =========== ========= ======================== =============== ====================
               Ages:  18 - 90         $75,000,000         $75,000,000        $75,000,000
          =========== ========= ======================== =============== ====================

         Note:  When a policy is reinsured under automatic reinsurance and the total amount in force and applied for in all companies exceeds $50,000,000, THE REINSURER must be notified.

         US/Canadian Residents - Foreign Travel

          ===================== ======================== =============== ====================
                                 No Substandard Rating    Class A - E    Greater than Class
                                                                                  E
          ===================== ======================== =============== ====================
          =========== ========= ======================== =============== ====================
               Ages:  18 - 75         $35,000,000         $35,000,000           None
          =========== ========= ======================== =============== ====================
          =========== ========= ======================== =============== ====================
                      76 - 90            None                 None              None
          =========== ========= ======================== =============== ====================

         Non US/Canadian Residents

          ===================== ======================== =============== ====================
                                 No Substandard Rating    Class A - E    Greater than Class
                                                                                  E
          ===================== ======================== =============== ====================
          =========== ========= ======================== =============== ====================
               Ages:   0 - 75         $35,000,000         $35,000,000           None
          =========== ========= ======================== =============== ====================
          =========== ========= ======================== =============== ====================
                      76 - 90            None                 None              None
          =========== ========= ======================== =============== ====================

3.       SCHEDULE A, Section 12, RISK RETENTION LIMITS shall be added:

         RISK RETENTION LIMITS:

         The total amount of insurance in force and applied for on both lives for THE COMPANY and its affiliates will not exceed the risk retention limits in the following table.

         No Smokers

                             ============================================================================
                                                        Highest Rating Class
          ================== ============================================================================
          ================== ================ =================== ================== ====================
          Oldest Issue Age   No Substandard      Class A - D         Class E - H     Greater than Class
             of Insured          Rating                                                       H
          ------------------ ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
             Ages:  18 - 65    $50,000,000       $35,000,000         $25,000,000         $20,000,000
                    -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    66 - 70    $35,000,000       $22,000,000         $16,000,000         $13,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    71 - 75    $20,000,000       $13,000,000         $10,000,000         $ 8,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    76 - 80    $15,000,000       $10,000,000         $ 7,000,000         $ 5,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    81 - 85    $10,000,000       $ 8,000,000         $ 5,000,000         $ 3,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    86 - 90    $ 5,000,000       $ 4,000,000         $ 3,000,000         $ 2,000,000
          ========= ======== ================ =================== ================== ====================

         One Smoker

                             ============================================================================
                                                        Highest Rating Class
          ================== ============================================================================
          ================== ================ =================== ================== ====================
          Oldest Issue Age   No Substandard      Class A - D         Class E - H     Greater than Class
             of Insured          Rating                                                       H
          ------------------ ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
             Ages:  18 - 65    $35,000,000       $25,000,000         $17,000,000         $14,000,000
                    -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    66 - 70    $25,000,000       $20,000,000         $13,000,000         $10,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    71 - 75    $15,000,000       $12,000,000         $10,000,000         $ 6,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    76 - 80    $13,000,000       $10,000,000         $ 7,000,000         $ 4,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    81 - 85    $ 9,000,000       $ 7,000,000         $ 5,000,000         $ 3,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    86 - 90    $ 4,000,000       $ 3,000,000         $ 2,000,000         $ 2,000,000
          ========= ======== ================ =================== ================== ====================

            Two Smokers

                             ============================================================================
                                                        Highest Rating Class
          ================== ============================================================================
          ================== ================ =================== ================== ====================
          Oldest Issue Age   No Substandard      Class A - D         Class E - H     Greater than Class
             of Insured          Rating                                                       H
          ------------------ ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
             Ages:  18 - 65    $25,000,000       $20,000,000         $15,000,000         $10,000,000
                    -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    66 - 70    $20,000,000       $15,000,000         $12,000,000         $ 8,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    71 - 75    $11,000,000       $10,000,000         $10,000,000         $ 5,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    76 - 80    $10,000,000       $10,000,000         $ 6,000,000         $ 4,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    81 - 85    $ 7,000,000       $ 6,000,000         $ 4,000,000         $ 3,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    86 - 90    $ 3,000,000       $ 2,000,000         $ 2,000,000         $ 2,000,000
          ========= ======== ================ =================== ================== ====================

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this
Agreement in duplicate on the dates indicated below, and is effective for policies issued of June 1, 2002.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  AUSA LIFE INSURANCE COMPANY
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                      By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/______________________________                       By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                       Amendment #2
                                                          to the
                                                 AUTOMATIC AND FACULTATIVE
                                        YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                 EFFECTIVE January 1, 2000
                                                          Between
                                        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                       (THE COMPANY)
                                                            And
                                                AUSA LIFE INSURANCE COMPANY
                                                      (THE REINSURER)

The parties hereby agree to the following:

1.      SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         A.  For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic
         Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 70,000,000                 $ 53,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 63,000,000                $ 50,000,000                 $ 30,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 41,000,000                $ 34,000,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 25,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,500,000                $ 11,500,000                  $ 6,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 6,750,000                 $ 5,750,000                   $ 3,600,000
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 60,000,000                 $ 45,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 53,000,000                $ 48,000,000                 $ 27,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 36,000,000                $ 33,000,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 23,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 23,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 12,500,000                $ 10,500,000                  $ 6,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,750,000                 $ 4,750,000                   $ 2,600,000
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 60,000,000                $ 55,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 48,000,000                $ 43,000,000                 $ 26,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 32,000,000                $ 31,000,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 20,500,000                $ 20,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 20,500,000                $ 20,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 10,500,000                $ 9,500,000                   $ 5,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,750,000                 $ 3,750,000                   $ 2,600,000
          =========== =============== ========================= ============================= ============================

         If both lives exceed Class H, there will be no automatic limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 41,000,000                $ 41,000,000                 $ 34,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 29,000,000                $ 29,000,000                 $ 23,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 19,500,000                $ 19,500,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 12,000,000                $ 12,000,000                  $ 8,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 8,500,000                 $ 8,500,000                   $ 6,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 4,750,000                 $ 4,750,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 2,700,000                 $ 2,700,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 35,000,000                $ 35,000,000                 $ 28,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 26,000,000                $ 26,000,000                 $ 20,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 19,500,000                $ 19,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 11,000,000                $ 11,000,000                  $ 7,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 7,500,000                 $ 7,500,000                   $ 5,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 4,750,000                 $ 4,750,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,700,000                 $ 1,700,000                       None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 31,000,000                $ 31,000,000                 $ 24,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 25,000,000                $ 25,000,000                 $ 18,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 19,000,000                $ 19,000,000                 $ 12,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 11,000,000                $ 11,000,000                  $ 7,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 7,500,000                 $ 7,500,000                   $ 5,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 4,750,000                 $ 4,750,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,700,000                 $ 1,700,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
                                        Pref. Best - Class C            Class D - E              Greater than Class E
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 70            $ 10,000,000                $ 7,500,000                      None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 7,500,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 90                None                        None                         None
          =========== =============== ========================= ============================= ============================

         Non US/Canadian Residents

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
                                        Pref. Best - Class C            Class D - E              Greater than Class E
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 70            $ 20,000,000                $ 15,000,000                     None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 15,000,000                $ 10,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 90                None                        None                         None
          =========== =============== ========================= ============================= ============================

         B.  For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First
         Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 50,000,000                $ 40,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 30,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 2,500,000                 $ 1,000,000
          =========== =============== ========================= =============================

         If both lives exceed Class H, there will be no automatic acceptance limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                             Rating Class of Lesser Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 30,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 25,000,000                $ 15,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 20,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 2,500,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,000,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                 ============================================================
                                              Rating Class of Higher Rated Life
          ---------------------- ------------------------------------------------------------
          ====================== ==================== ================= =====================
          Issue Age of  Insured  Pref. Best - Class     Class D - E     Greater than Class E
                                          C
          ---------------------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 10,000,000        $ 7,500,000             None
                      ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      71 - 75        $ 7,500,000        $ 5,000,000             None
          ----------- ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      76 +              None                None                None
          =========== ========== ==================== ================= =====================

         Non US/Canadian Residents

                                 ============================================================
                                              Rating Class of Higher Rated Life
          ---------------------- ------------------------------------------------------------
          ====================== ==================== ================= =====================
          Issue Age of  Insured  Pref. Best - Class     Class D - E     Greater than Class E
                                          C
          ---------------------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      76 +              None                None                None
          =========== ========== ==================== ================= =====================

         C.  For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life will not exceed the amounts in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 10,000,000                $ 8,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 8,000,000                 $ 4,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 6,000,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 3,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,000,000                  $ 500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 500,000                   $ 200,000
          =========== =============== ========================= =============================

         If both lives exceed Class H, there will be no automatic acceptance limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                              Rating Class of Less Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 6,000,000                 $ 4,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 5,000,000                 $ 3,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 4,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 1,000,000                  $ 500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 500,000                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 200,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                  ===========================================================
                                              Rating Class of Higher Rated Life
          ----------------------- -----------------------------------------------------------
          ======================= =================== ================== ====================
          Issue Age of  Insured      Pref. Best -        Class D - E     Greater than Class
                                       Class C                                    E
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:  18 - 70        $ 2,000,000         $ 1,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75        $ 1,500,000         $ 1,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 +               None               None                None
          =========== =========== =================== ================== ====================

         Non US/Canadian Residents

                                  ===========================================================
                                              Rating Class of Higher Rated Life
          ----------------------- -----------------------------------------------------------
          ======================= =================== ================== ====================
          Issue Age of  Insured      Pref. Best -        Class D - E     Greater than Class
                                       Class C                                    E
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:  18 - 70         $2,000,000         $ 1,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75        $ 1,500,000         $ 1,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 +               None               None                None
          =========== =========== =================== ================== ====================

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this
Agreement in duplicate on the dates indicated below, and is effective for policies issued as of March 1, 2003.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  TRANSAMERICA LIFE INSURANCE COMPANY (as successor to
                                                            AUSA LIFE INSURANCE COMPANY, INC.)
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/______________________________                       By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                         By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                       Amendment #3
                                                          to the
                                                 AUTOMATIC AND FACULTATIVE
                                        YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                 EFFECTIVE January 1, 2000
                                                          Between
                                        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                            And
                                                AUSA LIFE INSURANCE COMPANY

         This is an ASSIGNMENT,  ASSUMPTION AND RELEASE AGREEMENT (the "Assignment"),  dated as of December 1, 2004, by and among PRUCO LIFE  INSURANCE  COMPANY OF NEW JERSEY (the  "Assignor"),  THE  PRUDENTIAL  INSURANCE  COMPANY OF AMERICA  (the
"Assignee"), and AUSA LIFE INSURANCE COMPANY (the "Reinsurer").

         WHEREAS,  the  Reinsurer  provides  reinsurance  coverage  to the  Assignor  in  accordance  with the terms of the reinsurance agreement referenced above (the "Reinsurance Treaty"); and

         WHEREAS,  the parties  hereto  desire to execute this  Assignment  to evidence the  assignment by the Assignor and assumption by the Assignee of the Assignor's rights and obligations  under the Reinsurance  Treaty and to effect a full and final release of the Assignor's  rights and obligations  under the Reinsurance  Treaty effective as of 12:00 a.m.,  Eastern
Time, December 1, 2004 (the "Effective Time").

         NOW,  THEREFORE,  in consideration of the promises and the mutual agreements herein contained,  the parties hereto agree to the following:

1.Assignor Assignment of Interests to Assignee.  The Assignor hereby transfers, conveys, assigns and sets over to the Assignee, its successors and assigns, all of its rights, obligations, liabilities, title and interest in the Reinsurance Treaty, all effective as of the Effective Time, including those incurred, accrued, or otherwise occurring or arising prior to the
Effective Time.

2.  Assignee Assumption of Interests from Assignor.  Effective as of the Effective Time, the Assignee hereby assumes all of the rights and interests of the Assignor under the Reinsurance Treaty and undertakes to pay, perform and discharge, or cause to be paid, performed or discharged, all of the liabilities and obligations of the Assignor under the Reinsurance
Treaty, including those rights, interests, obligations, and liabilities incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  It is the intention of the parties that:

         a.   The Assignee shall be substituted for the Assignor under the Reinsurance Treaty, in the Assignor's name, place and stead; and

         b.   The Assignor shall be deemed to have ceased to be a party to, or the ceding company under, the Reinsurance Treaty and shall have released all of its rights and interests, and shall have been discharged from all obligations and liabilities thereunder to the Reinsurer; and

         c.   The Reinsurer will conduct business solely with the Assignee, or its designee, with respect to the performance of any and all obligations and liabilities under the Reinsurance Treaty.

3.   Reinsurer Consent.  Notwithstanding anything to the contrary set forth in the Reinsurance Treaty, the Reinsurer consents to the assignment and assumption set forth in Sections 1 and 2 above.

4.Reinsurer Release of Assignor.  Without altering, diminishing or in any other way affecting any or all of the rights, interests, liabilities and obligations of the Assignor under the Reinsurance Treaty assigned to the Assignee hereunder, and effective immediately after such assignment to the Assignee, as of the Effective Time, the Reinsurer, in consideration of the assumption by the Assignee set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Assignor and the Assignor's successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, known or unknown, in law or equity, against the Assignor, which the Reinsurer and the Reinsurer's predecessors, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any rights of the Reinsurer under the Reinsurance Treaty, including any and all of the Assignor's obligations incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  This release under this Section 4 may not be changed orally.

5.Assignor Release of Reinsurer.  Without altering, diminishing or in any other way affecting any or all of the rights, title and interest of the Assignor under the Reinsurance Treaty assigned to the Assignee hereunder, and effective immediately after such assignment to the Assignee, as of the Effective Time, the Assignor, in consideration of the consent by the
Reinsurer set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Reinsurer and the Reinsurer's predecessors, successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, known or unknown, in law or equity, against the Reinsurer, which the
Assignor ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any rights of the Assignor under the Reinsurance Treaty.  This release under this Section 5 may not be changed orally.

6.  Further Assurances.  At any time and from time to time after the Effective Time, at the request of the Assignee, or of the Reinsurer with the consent of the Assignee, which consent shall not be unreasonably withheld or delayed, and without further consideration, the Assignor shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as either the Assignee or the Reinsurer (with such consent) may reasonably request as necessary or desirable in order to more effectively transfer, convey and assign to the
Assignee the Reinsurance Treaty.

7.Amendment of Reinsurance Treaty.  The Reinsurer and the Assignee agree that the Reinsurance Treaty is amended as of the Effective
Time as provided in Exhibit A attached hereto.

8.  Successors and Assigns.  This Assignment shall be binding upon, and shall inure to the benefit of the Reinsurer, the
Assignor and the Assignee and their respective predecessors, successors and assigns, if any.  The parties do not intend to create any third party beneficiaries under this Assignment

9.Governing Law.  This Assignment shall be governed by and construed in accordance with the laws of the state of New Jersey without giving effect to its principles or rules of conflict of laws thereof.  Any amendment to the Reinsurance Treaty set forth herein shall be subject to the arbitration provision of the Reinsurance Treaty.

10.  Counterparts.  This  Assignment  may be signed in multiple  counterparts.  Each  counterpart  shall be  considered  an original instrument, but all of them in the aggregate shall constitute one agreement.

In witness of the above, the Assignor, the Assignee, and the Reinsurer have by their respective officers executed and delivered this Assignment in triplicate on the dates indicated below, with an effective date of December 1, 2004.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY (as
                                                            successor to AUSA LIFE INSURANCE COMPANY, INC.)
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                         By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                         By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________
----------------------------------------------------------- --------------------------------------------------------

-----------------------------------------------------------

By:_/s/_______________________________
-----------------------------------------------------------
-----------------------------------------------------------

Title:_______________________________
-----------------------------------------------------------

                                                         Exhibit A

1.       The INSOLVENCY provision of the Reinsurance Treaty is deleted in its entirety and is replaced by the following:

              INSOLVENCY:

         For the  purpose  of this  Agreement,  PRUCO  OF NJ or AUSA  shall  be  deemed  "insolvent"  if one or more of the following occurs:

a.       A court-appointed receiver, trustee, custodian,  conservator,  liquidator,  government official or similar officer takes possession of the property or assets of either PRUCO OF NJ or AUSA; or

b.       Either PRUCO OF NJ or AUSA is placed in receivership,  rehabilitation,  liquidation,  conservation,  bankruptcy or similar status pursuant to the laws of any state or of the United States; or

c.       Either PRUCO OF NJ or AUSA becomes  subject to an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of PRUCO OF NJ or AUSA, as the case may be.

         In the event of the insolvency of PRUCO OF NJ, all  reinsurance  ceded,  renewed or otherwise  becoming  effective under  this  Agreement  shall be  payable  by AUSA  directly  to PRUCO OF NJ or to its  liquidator,  receiver,  or statutory  successor  on the basis of the  liability  of PRUCO OF NJ under the  contract  or  contracts  reinsured without diminution because of the insolvency of PRUCO OF NJ. It is understood,  however,  that in the event of the insolvency of PRUCO OF NJ, the liquidator or receiver or statutory  successor of the insolvent  Company shall give written  notice of the pendency of a claim against PRUCO OF NJ on the policy  reinsured  within a reasonable  time after  such  claim  is filed in the  insolvency  proceeding,  and  during  the  pendency  of such  claim  AUSA may investigate such claim and interpose,  at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses  which it may deem  available  to PRUCO OF NJ or is  liquidator  or receiver or  statutory successor.

         In the event AUSA is deemed  insolvent,  AUSA will be bound by any legal  directions  imposed  by its  liquidator, conservator,  or statutory  successor.  However,  and if not in conflict with such legal  directions,  PRUCO OF NJ shall have the right to cancel this Agreement  with respect to occurrences  taking place on or after the date AUSA first  evidences  insolvency.  Such right to cancel  shall be  exercised  by  providing  AUSA (or its  liquidator, conservator,  receiver or statutory  successor)  with a written notice of PRUCO OF NJ's intent to recapture  ceded business.  If PRUCO OF NJ exercises such right to cancel and recapture ceded  business,  such election shall be in lieu of any premature  recapture  fee. Upon such  election,  PRUCO OF NJ shall be under no obligation to AUSA, its liquidator, receiver or statutory successor.

2.       Any and all references in the Reinsurance Treaty to the jurisdiction in which PRUCO OF NJ is domiciled or organized shall read as if to refer to the State of New Jersey.

3.       If the GOVERNING LAW provision of the Reinsurance Treaty does not provide for the application of New Jersey law, that provision shall be changed to read as follows:

                  GOVERNING LAW:

                  This  Agreement  shall be governed by the laws of the State of New Jersey  without  giving  effect to the principles of conflicts of laws thereof.

4.       Any and all references in the Reinsurance Treaty to AUSA being licensed or authorized in a given jurisdiction shall be read as if to refer to the State of New Jersey.  If the Reinsurance Treaty contains no such reference, then AUSA hereby represents that it is authorized to do business in the State of New Jersey.